April 4, 2016

Alpha Defensive Alternatives Fund
Class I	ACDEX

A series of Advisors Series Trust (the “Trust”)

Supplement to the Summary Prospectus, Prospectus
and Statement of Additional Information (“SAI”) dated January 28, 2016

The Board of Trustees of Advisors Series Trust (the “Trust”) has voted to approve an Agreement and Plan of Reorganization whereby the Alpha Defensive Alternatives Fund (the “Fund”) would reorganize out of the Trust and into a newly created series, the Value Line Defensive Strategies Fund (the “New Fund”) within Value Line Investment Trust (the “Reorganization”).  The Reorganization would be structured as a tax-free reorganization for federal tax purposes.

The Fund and the New Fund will have substantially the same investment objective, investment strategies and investment policies.  The fees and expenses of the Fund are not expected to increase as a result of the Reorganization.  The Fund’s and the New Fund’s investment adviser and portfolio manager will also remain the same.  However, service providers to the New Fund would be different than those currently utilized by the Fund.  The Fund would have a new administrator, transfer agent, distributor, custodian, independent registered public accounting firm and legal counsel and will be under the supervision of a different board of trustees.

In late April 2016, shareholders of the Fund will receive a proxy statement soliciting their vote with respect to the proposed Reorganization.  If approved, the Reorganization is anticipated to take effect on or about June 10, 2016.  The Reorganization must be approved by a vote of a majority of the outstanding shares of the Fund.  When you receive your proxy statement, please review it and cast your vote as instructed in the materials so the Trust may avoid any future solicitations.

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Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for reference.